SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement
X Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
  Confidential, for Use of the Commission
  Only (as permitted by Rule 14a-6(e)(2)


GOLDEN ISLES FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)
----------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
X No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction
applies:
-----------------------------------------------------------------
    (3)  Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
    (5)  Total fee paid:
-----------------------------------------------------------------
    Fee paid previously with preliminary materials.
-----------------------------------------------------------------
    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
-----------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------
    (3)  Filing Party:
-----------------------------------------------------------------
    (4)  Date Filed:

GOLDEN ISLES FINANCIAL HOLDINGS, INC.
200 Plantation Chase
St. Simons Island, Georgia 31522


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------

To be held on Tuesday, June 17, 1997

Notice is hereby given that the Annual Meeting of Shareholders of Golden Isles Financial Holdings, Inc. (the "Company") will be held on Tuesday, June 17, 1997, at 10:15 a.m., local time, at The Comfort Inn, 5308 New Jesup Highway (Interstate 95 and State Route
341), Brunswick, Georgia 31525 for the purpose of considering and voting upon the following matters, all of which are described in the attached Proxy Statement:

1.  The election of directors; and

2. Such other matters as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on Friday, May 9, 1997, shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

The Board of Directors would like to have as many shareholders as possible represented at the Annual Meeting. Accordingly, you are asked to SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may change or withdraw your proxy at any time prior to the voting at the meeting, including if you attend the meeting and wish to vote in person.


By Order of the Board of Directors

/S/ Jimmy D. Veal
JIMMY D. VEAL
Treasurer and Secretary



St. Simons Island, Georgia
May 19, 1997

GOLDEN ISLES FINANCIAL HOLDINGS, INC.
200 Plantation Chase
St. Simons Island, Georgia 31522


PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION
------------

This Proxy Statement is furnished by the Board of Directors (the "Board") of Golden Isles Financial Holdings, Inc. (the "Company"), in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, June 17, 1997, at 10:15 a.m. local time, at The Comfort Inn, 5308 New Jesup Highway (Interstate 95 and State Route 341), Brunswick, Georgia 31525, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company.
Proxies may be solicited by directors, officers or regular employees of the Company and its subsidiaries in person, by
telephone or by other means.   It is anticipated that this Proxy
Statement and the accompanying proxy will first be mailed to shareholders on or about May 19, 1997.

Only shareholders of record at the close of business on May 9, 1997 (the "Record Date"), are entitled to vote at the Annual Meeting, or any adjournment thereof. As of that date, the Company had outstanding and entitled to vote 2,344,303 shares of Common Stock. Each share of Common Stock is entitled to one vote.

Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Chairman of the Company. If the proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the proxy is returned without any choice being specified thereon, it will be voted for all the nominees for directors named and described herein, and, in the proxy holders' discretion, with regard to any other matter that may properly come before the meeting.

The Company requests that banks, brokerage houses and other custodians, nominees and fiduciaries forward all of the solicitation materials to the beneficial owners of the shares they hold of record. The Company will reimburse these record holders normal handling charges for such forwarding service.

PROPOSAL NO. 1
--------------

ELECTION OF DIRECTORS

The Company's Board of Directors is composed of eight members. Directors of the Company are elected at the Annual Meeting of the Company's shareholders. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified.

Directors are to be elected by a plurality vote of the shares represented, in person or by proxy, at the Annual Meeting, which are eligible to be voted in connection with the election of directors. In determining the number of shares voted for or against any nominee for director, abstentions and broker non-votes are disregarded. The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, then the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominees as may be designated by the Board of Directors unless the Board reduces the number of directors accordingly.

The Board proposes the election of the following directors of the Company for a term of one year. With the exception of C. Ray Acosta and James M. Fiveash, the remaining six persons nominated for election are incumbent directors. Following is information about each nominee, including biographical data for at least the last five years.

C. Ray Acosta (56). Mr. Acosta has been employed by Georgia Power Company since 1964. He has been Region Manager for the Coastal Region, a 10-county service area, since 1993. Prior to that, he was District Manager for the Brunswick District from 1977 to 1993. Mr. Acosta is Past President and Campaign Chairman of the United Way of Brunswick and Glynn County, and past Chairman of the Brunswick and Glynn County Development Authority. Mr. Acosta was one of the original directors of the Company and served as a director of the Company from 1987 to 1994. He also served as a director of the Bank from 1990 to 1994.

James M. Fiveash (65). Mr. Fiveash is retired and was formerly President of Five Transportation Company. Mr. Fiveash was one of the original directors of the Company and served as a director of the Company from 1987 to 1994. He also served as a director of the Bank from 1990 to 1994.

L. McRee Harden (41). Mr. Harden, one of the original directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, a director of FCC since July 1993, and a director of FBMC since October 1996. Mr. Harden operates a chain of approximately 22 convenience stores in south Georgia and Florida.

Michael D. Hodges (43).   Mr. Hodges has been a director of the
Company since 1991, a director of the Bank since June 1990, and a director of FCC and FBMC since October 1996. On February 20, 1997, Mr. Hodges was appointed President and CEO of the Bank, having been Acting President and CEO of the Bank since October 1996. Prior to that, he had been Senior Vice President of the Bank since June 1990, with principal responsibilities for the Bank's loan portfolio.

Russell C. Jacobs, Jr. (61).   Mr. Jacobs, one of the original
directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, a director of FBMC since July 1993, and a director of FCC since October 1996. He also has been a Vice Chairman of the Bank since July 1995. Mr. Jacobs is self-employed as an agent for the Equitable Financial Companies, and as a registered representative with Equico Securities, Inc. Mr. Jacobs holds both the Chartered Life Underwriter ("CLU") and Chartered Financial Consultant ("CHFC") designations.

Claude Kermit Keenum (61).   Mr. Keenum, one of the original
directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, a director of FCC since July 1995, and a director of FBMC since October 1996. He was the Superintendent of the Glynn County School System from 1980 to 1989 and the Superintendent of the Cobb County School System in metropolitan Atlanta from 1989 to 1992.
He was President of Southeastern Communication Systems, Inc., and is now retired.

Jimmy D. Veal (48).    Mr. Veal, one of the original directors of
the Company, has been a Vice Chairman of the Company since July 1995. He has been a director of the Company since June 1987 and Secretary/Treasurer of the Company since September 1992. He has been a Vice Chairman of the Bank since July 1995, a director of the Bank since July 1990, and Secretary/Treasurer and a director of both FCC and FBMC since July 1993. He is Secretary/Treasurer and a director of Motel Properties, Inc., a corporation that owns and operates four motels in Glynn County and two in Camden County.

J. Thomas Whelchel (62).   Mr. Whelchel, one of the original
directors of the Company, has been the Acting Chairman and CEO of the Company since October 17, 1996. Prior to that, Mr. Whelchel was a Vice Chairman of the Company between July 1995 and October 1996. From July 1988 through July 1995, he served as President of the Company. Mr. Whelchel has been a director of the Company since July 1988, and Chairman and a director of the Bank since February 1990. Mr. Whelchel has also been a director of both FCC and FBMC since July 1993. He is a senior partner in the Brunswick law firm of Whelchel, Brown, Readdick and Bumgartner.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
ELECTION OF EACH OF THE NOMINEES.  PROXIES RECEIVED BY THE BOARD
OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A
CONTRARY CHOICE IN THEIR PROXIES.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
----------------------------------------

The following table sets forth share ownership information as of May 1, 1997, with respect to any person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned. Percentage ownership is based on 2,344,303 outstanding shares.

Security Ownership of Certain Beneficial Owners*
------------------------------------------------

  Name and Address                     Number of       Percent of
of Beneficial Owner                     Shares           Class
--------------------                 ------------     ------------

Leonard W. Golan (1)                   188,034           8.0%
   21st Floor,
   Three First National Plaza
   Chicago, Illinois 60602

Gregory S. Junkin
Paul D. Lockyer,
Scott A. Junkin(2)
  P.O. Box 30297
     Sea Island,
        Georgia 31561                  146,455           7.1%

------------------------------------------------------------------
* Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities
   Exchange Act of 1934, as amended (the "Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of, or to direct the disposition of, such security.
   A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Mr. Golan's beneficial ownership of the shares of Common Stock attributed to him stems from his having voting and investment power with respect to certain of those shares in his capacity as Trustee of each of the Leonard W. Golan Insurance Trust dated January 23, 1968, the Carol P. Golan Insurance Trust dated November 7, 1977, and the Carol P. Golan QTIP Trust dated April 18, 1995. The number of shares beneficially owned by Mr. Golan includes the right to acquire 64,642 shares pursuant to Class A Warrants owned by Mr. Golan.

(2) Includes shares held by these individuals as a "group" as such term is used in Section 13(d)(3) of the Act and includes rights of the members of the group to acquire 13,916 shares pursuant to Class A Warrants and 2,958 shares pursuant to the exercise of vested options.

The following table sets forth share ownership information as of May 1, 1997, with respect to (i) each current director, nominee for director and named executive officer of the Company who beneficially owns Common Stock of the Company, and (ii) all current directors and named executive officers of the Company as a group. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned. Percentage ownership is based on 2,344,303 outstanding shares.

Security  Ownership of Management*
----------------------------------

Name and Address                                    Number of
of Beneficial Owner                  Shares        Percent of Class
-------------------                 ---------      ----------------

C. Ray Acosta (1)                     27,624           1.2%
   226 Medinah
   St. Simons Island,
      Georgia 31522

James M. Fiveash (2)                  41,250           1.8%
   605 King Cotton Row
   Brunswick,
      Georgia 31525

L. McRee Harden (3)                   19,385           0.8%
   P.O. Box 2369
   Darien, Georgia 31305

Michael D. Hodges(4)                  38,764           1.6%
   207 Dunbarton Drive
   St. Simons Island,
     Georgia 31522

Russell C. Jacobs,
   Jr.(5)                             16,763           0.7%
   308 Oak Grove
     Island Drive
   Brunswick, Georgia 31525

Gregory S. Junkin (6)                 105,653          4.5%
   200 Plantation Chase
   St. Simons Island,
      Georgia  31522

C. Kermit Keenum (7)                   16,545          0.7%
   100 Old Mountain Road
   Powder Springs,
      Georgia  30073

Paul D. Lockyer (8)                    21,058          0.9%
   311 Dunbarton Drive
   St. Simons Island,
      Georgia  31522

Jimmy D. Veal (9)                      81,898          3.5%
   711 Beachview Drive
   Jekyll Island,
      Georgia  31527

J. Thomas Whelchel (10)                31,740          1.4%
   5 Glynn Avenue
   Brunswick, Georgia
      31520

All directors
   and executive                      331,806          13.8%
   officers as a group (11)
   (8 persons)
-----------------------------------------------------------------
* Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Act. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Includes 1,187 shares owned by his wife, 125 shares as custodian for his daughter, Michelle L. Acosta, and 125 shares as custodian for his son, Charles Jacob Acosta.

(2) Includes 5,000 shares owned as custodian for four minor great nephews and great nieces under the Uniform Gifts to Minors Act.

(3) Includes 1,250 shares owned by his wife for which he disclaims beneficial ownership. Also includes the right to acquire 1,385 shares pursuant to vested options.

(4) Includes the right to acquire 30,124 shares pursuant to vested options.

(5) Includes the right to acquire 1,263 shares pursuant to vested options.

(6)  Includes the right to acquire 4,044 shares pursuant to Class
     A Warrants, and 1,500 shares pursuant to vested options.

(7) Includes the right to acquire 1,045 shares pursuant to vested options.

(8) Includes the right to acquire 1,458 shares pursuant to vested options.

(9)  Includes 9,125 shares owned as custodian for his son, Daniel
     D. Veal, 9,125 shares owned as custodian for his son, Zachary T. Veal, both under the Uniform Gifts to Minors Act, and 1,958 shares pursuant to vested options.

(10) Includes 25 shares owned by Mr Whelchel's daughter for which he disclaims beneficial ownership, and 1,390 shares pursuant to vested options.

(11) Includes current directors and named executive officers only.

RELATED PARTY TRANSACTIONS
--------------------------

During 1996, the Bank loaned funds to certain of the Company's executive officers and directors or to businesses in which such persons had an interest. All such loans were: (a) in the ordinary course of business, (b) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

On February 19, 1996, the Company acquired Unit Number 200 of Plantation Chase Condominium, a two-story, free standing, brick building containing approximately 5,200 square feet of space (the "Building"), from 200 Plantation Chase Company, a Georgia general partnership in which Gregory S. Junkin, Chairman of the Board and Chief Executive Officer of the Company, was a 33 percent partner, for a purchase price of $350,000 (the "Purchase Transaction"). In accordance with the terms of Section 14-2-862 of the Georgia Business Corporation Code (O.C.G.A. Section 14-2-862), relating to conflict of interest transactions, the Company received authorization to engage in the Purchase Transaction by the unanimous vote of all of the uninterested directors of the Company at a meeting of the Board of Directors on September 16, 1995. Board approval of the Purchase Transaction was contingent upon the Company obtaining an appraisal of the Building from an independent certified appraiser in the amount of at least
$350,000. Prior to the closing of the Purchase Transaction, the Company received a written appraisal indicating that the market value of the Building as of December 10, 1995 was $355,000.


COMPLIANCE WITH SECTION 16(a) OF THE ACT
----------------------------------------

Based solely on review of Forms 3 and 4 and amendments thereto furnished to the Company during its fiscal year and review of Form 5 and amendments thereto furnished to the Company with respect to the 1996 fiscal year, no person who, at any time during the 1996 fiscal year was a director, officer or beneficial owner of more than 10% of the Common Stock, failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Act during the 1996 fiscal year.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
-----------------------------------------

The Board of Directors of the Company met 16 times during the year ended December 31, 1996. Each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which he served, during the period of the 1996 fiscal year that he served as a director.

The Company's Board of Directors has established an audit committee (the "Audit Committee") and a compensation committee
("Compensation Committee"). In addition, from time to time, the Board creates temporary committees for various limited purposes.

The members of the Audit Committee are L. McRee Harden, Russell C. Jacobs, Jr., and Jimmy D. Veal. The Audit Committee held 12 meetings during the 1996 fiscal year. The objective of the Audit
Committee is to prevent losses by the Company from fraud, defalcation and/or operating deficiencies.

The Compensation Committee was created on January 16, 1997. The members of the Compensation Committee are L. McRee Harden, Claude Kermit Keenum and Jimmy D. Veal. The purpose of the Compensation Committee is to determine the compensation and benefits of the Company's senior officers.

EXECUTIVE COMPENSATION.

The following table sets forth the compensation paid to the named executive officers of GIFH and its subsidiaries for each of GIFH's last three completed fiscal years.


SUMMARY COMPENSATION TABLE
--------------------------

ANNUAL COMPENSATION           LONG-TERM COMPENSATION
-------------------           ----------------------
AWARDS              PAYOUTS
------              -------

Name and
Principal
Position
(a)




Year
(b)





Salary
(c)






Bonus
(d)



Other
Annual
Compensation
(e)




Restricted
Stock
Awards(1)
(f)



Securities
Underly-
ing
Options/
SARs
2(g)




LTIP
Payout
(h)




All Other
Compensa-
tion
(i)



J. Thomas
Whelchel
Acting
Chairman
and CEO of
the
Company(2)
1996

$0(11)
$0
$0
$0

 0
$0
$0

Michael D.
Hodges,
Acting
President
and CEO of
the Bank
subsidiary
(2)
1996
1995
1994

$106,706(12)
$ 92,096
$ 85,500


$0
$6,000
$15,000


$0
$0
$0


$0
$10,498(3)
$4,650(3)


1,000(4)
6,921(4)
1,408(5)


$0
$0
$0


$0
$0
$0


Gregory S.
Junkin,
Former
Chairman
and CEO of
the
Company(2)

1996
1995
1994

$131,115(12)
$147,211
$ 40,558


$0
$0
$0


$0
$0
$0


$0
$99,548(6)
$42,000(6)


0
1,500(7)
0


$0
$0
$0


$0
$0
$0



Paul D.
Lockyer,
Former
President,
COO and CFO
of the
Company(2)


1996
1995
1994


$126,615(12)
$107,627
$100,000


$0
$12,785
$32,000


$0
$0
$0


$0
$71,500(9)
$6,600(9)


0
1,458(10)
0


$0
$0
$0


$145,000(8)
$0
$0




-----------------------------------------------------------------
(1) In the event that the Company declares a dividend on its outstanding shares of Common Stock, then such dividend will be equally applicable to the restricted stock reported in this column (f).

(2) Messrs. Whelchel and Hodges were elected to their respective positions on October 17, 1996. Messrs. Junkin and Lockyer were terminated from their respective positions on October 17, 1996. On February 20, 1997, Mr. Hodges became President and CEO of the Bank.

(3) The aggregate number of shares of restricted stock held by Michael D. Hodges as of April 24, 1997, is 2,390 shares and the value of such shares as of December 31, 1996, is $12,548. All of the 775 shares of restricted stock awarded to Mr. Hodges in 1994 ("1994 Restricted Stock") vests upon the earlier of (i) three years from August 17, 1994, the date the shares were granted to Mr. Hodges, or (ii) a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. Mr. Hodges will forfeit the 1994 Restricted Stock if he is not employed by either the Company or one of its subsidiaries on August 16, 1999, unless Mr. Hodges' employment is terminated because of the sale of the Company or a subsidiary through which Mr. Hodges is employed and Mr. Hodges is not offered other employment within the Company or one of its subsidiaries. Under the terms of the award of 1,615 shares of restricted stock awarded to Mr. Hodges in 1995 ("1995 Restricted Stock") one-seventh of such shares (i.e., 230.71 shares) became vested on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Hodges becomes neither a director nor an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any shares of 1995 Restricted Stock which have not already vested at the time of the event which triggers the forfeiture.

(4) These options are incentive stock options which have been granted pursuant to that certain Golden Isles Financial
    Holdings, Inc. 1995 Stock Option Plan adopted by the Company on July 25, 1995 (the "1995 Plan"). The 1995 Plan provides for the granting of certain options that are intended to qualify as incentive stock options within the meaning of
    Section 422(b) of the Internal Revenue Code, as well as certain nonstatutory stock options that are not intended to qualify as incentive stock options within the meaning of
    Section 422(b) of the Internal Revenue Code. These incentive stock options were granted on July 25, 1995, and vested immediately upon being granted. These options may be exercised at any time before the earlier of (i) July 25, 2005; or
    (ii) the date upon which the optionee ceases to be an employee of the Company; provided, however, that if the optionee's employment with the Company is terminated for any reason other than (a) optionee's death or disability, (b) optionee's voluntary termination of his employment without the Company's consent, or
    (c) termination of optionee's employment by the Company for cause, then, in such event, optionee may exercise these incentive stock options for up to three months after termination of his employment (but in no event later than July 25, 2005).

(5) These options are nonstatutory stock options which have been granted pursuant to that certain 1991 Incentive Stock Option Plan and 1991 Nonstatutory Stock Option Plan adopted by the Company on May 30, 1991 (the "Plan"). The Plan provides for the granting of certain nonstatutory stock options that are not intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code. These nonstatutory stock options shall be vested and may be exercised by the individual to whom such options have been granted during the period such individual serves as an officer or any other key employee of the Company.

(6) The aggregate number of shares of restricted stock held by Gregory S. Junkin as of April 24, 1997, is 22,315 shares and the value of such shares as of December 31, 1996, is $117,154. All of the 7,000 shares of restricted stock awarded to Mr. Junkin in 1994 ("1994 Restricted Stock") will vest upon the earlier of (i) three years from August 17, 1994, the date the shares were granted to Mr. Junkin, or
    (ii) a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. Mr. Junkin will forfeit the 1994 Restricted Stock if he is not in the employment of either the Company or any of its subsidiaries on August 16, 1997, unless Mr. Junkin's employment is terminated because of the sale of the Company or a subsidiary through which Mr. Junkin is employed and Mr. Junkin is not offered other employment within the Company or one of its subsidiaries. With respect to the shares of restricted stock granted to Mr. Junkin in 1995 (15,315 shares), one-seventh of such shares (i.e., 2,187.86 shares became vested on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Junkin becomes neither a director of the Company nor an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any of the restricted shares granted to him in 1995 which have not already vested at the time of the event which triggers the forfeiture.

(7) These options are nonstatutory stock options which were granted to Mr. Junkin pursuant to the Plan in his capacity as a director of the Company.

(8) This amounts represents a severance payment of $145,000, pursuant to the termination of Mr. Lockyer's employment on October 17, 1996.

(9) The aggregate number of shares of restricted stock held by Paul D. Lockyer as of April 24, 1997, is 12,100 shares and the value of such shares as of December 31, 1996, is $63,525. All of the 1,100 shares of restricted stock awarded to Mr. Lockyer in 1994 ("1994 Restricted Stock") vest upon the earlier of (i) three years from August 17, 1994, the date the shares were granted to Mr. Lockyer, or
     (ii) a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. Mr. Lockyer will forfeit the 1994 Restricted Stock if he is not in the employment of either the Company or any of its subsidiaries on August 16, 1999, unless Mr. Lockyer's employment is terminated because of the sale of the Company or a subsidiary through which Mr. Lockyer is employed and Mr. Lockyer is not offered other employment within the Company or one of its subsidiaries. With respect to the shares of restricted stock granted to Mr. Lockyer in 1995 (11,000 shares), one-seventh of such shares (i.e., 1,571.43 shares) became vested on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Lockyer becomes neither a director of the Company nor an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any of the restricted shares granted to him in 1995 which have not already vested at the time of the event which triggers the forfeiture.

(10) These options are nonstatutory stock options which were granted to Mr. Lockyer pursuant to the Plan in his capacity as a director of the Company. As a result of the termination of his employment on October 17, 1996, on January 17, 1997, 45,523 incentive and nonstatutory stock options were forfeited by Mr. Lockyer.

(11) The Compensation Committee of the Board has agreed that effective October 17, 1996, the date of Mr. Whelchel's appointment to Acting CEO, the Company will compensate Mr. Whelchel for the actual time spent by him performing duties as Acting CEO, at a rate which on an annual basis will not exceed the compensation level of the previous CEO. As of April 24, 1997, no amounts had been paid to Mr. Whelchel under this arrangement.

(12) Salary includes amount of Company contribution to Golden Isles Financial Holdings, Inc. 401(k) Plan (the "Plan") on employee's behalf. Pursuant to the Plan, which was established on January 1, 1996, the Company matches the first 6% of pay contributed by the employee through salary deferral.

No stock options were exercised and there were no SARs outstanding during fiscal year 1996. The following table presents information regarding the value of unexercised options held as of December 31, 1996.



AGGREGATED OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION/SAR VALUES
----------------------------------------





Name
(a)


J. Thomas Whelchel

Michael D. Hodges

Gregory S. Junkin

Paul D. Lockyer






Shares Acquired
on Exercise
(b)


- -

- -

- -

- -






Value
Realized
(c)


- -

- -

- -

- -


Number of
Securities
Underlying
Unexercised
Options/SARs
at FY-End
Exercisable/
Unexercisable
(d)



1,390 (2)

30,124 (3)

1,500 (2)

1,458 (2)


Value of
Unexercised
in-the-Money
Options/SARs
at FY-End
Exercisable/
Unexercisable
(e)



$0/$0(1)

$24,089/$0(1)

$0/$0(1)

$0/$0(1)





-----------------------------------------------------------------
(1) Dollar values have been calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 1996 ($5.25) and the exercise prices of the options.

(2)   On January 18, 1996, these options were awarded to Mr.
      Whelchel, Mr. Junkin and Mr. Lockyer as compensation with respect to their services as directors.

(3) Michael D. Hodges has the right to acquire 30,124 shares of the Company's Common Stock pursuant to stock options issued by the Company to Mr. Hodges. All of the 30,124 stock options held by Mr. Hodges were exercisable as of January 20, 1996. Of the 30,124 stock options, 18,750 are exercisable at the price of $4.00 per share, 1,003 are exercisable at the price of $4.60 per share, 1,408 are exercisable at the price of $6.25 per share, 6,921 are exercisable at the price of $6.50 per share, and 2,042 are exercisable at the price of $6.00 per share.



EMPLOYMENT AGREEMENTS
---------------------

On June 5, 1992, the Bank issued a letter to Paul D. Lockyer (the "Lockyer Letter") summarizing the terms of Mr. Lockyer's employment with the Bank. Pursuant to the terms of the Lockyer Letter, Mr. Lockyer was to serve as President and Chief Executive Officer of the Bank and Senior Vice President and Principal Financial Officer of the Company. Mr. Lockyer's base salary was set at $80,500 per year, subject to possible annual increases. The Lockyer Letter confirmed that Mr. Lockyer was entitled to certain stock options and that he was to be provided with a company vehicle. Mr. Lockyer could terminate his employment with the Bank upon 90 days advance notice. The Board of Directors of the Bank could terminate Mr. Lockyer's employment with the Bank with or without cause. However, if Mr. Lockyer was dismissed from his employment for reasons other than fraud or dishonesty, he was entitled to severance pay in an amount equal to six months of his then current base salary. On July 2, 1996, the term of the Lockyer Letter was extended to July 2, 1998. In addition, the Lockyer Letter was modified to provide severance pay in an amount equal to twelve months of his then current base salary if Mr. Lockyer were dismissed for reasons other than fraud or dishonesty. On October 17, 1996, the Board terminated Mr. Lockyer's employment. Pursuant to the Lockyer Letter, the Bank paid Mr. Lockyer $145,000 to fulfill its obligations under the employment contract.

On February 20, 1997, the Bank and Michael D. Hodges entered into an employment agreement ("Hodges Agreement") summarizing the terms of Mr. Hodges' employment with the Bank. Pursuant to the Hodges Agreement, Mr. Hodges is to serve as President and Chief Executive Officer of the Bank. Mr. Hodges' base salary was set at $125,000 per year, subject to possible increases.
The Hodges Agreement provides that Mr. Hodges is entitled to such bonuses and other benefits as may be authorized from time
to time by the Board of the Bank.   In addition, the Hodges
Agreement provides that Mr. Hodges is entitled to the use of an automobile, with such specifications as may be authorized by the Board of the Bank. The Bank may terminate Mr. Hodges' employment with the Bank with or without cause. However, if Mr. Hodges is dismissed from his employment for reasons other than for cause, the Bank shall for a period of one year following his termination continue to pay him his then current base salary. The initial term of the Hodges Agreement is through February 20, 1999, and thereafter, shall be annually renewed for successive one-year periods unless either party gives 90-days notice of non-renewal.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

On December 8, 1996, the certifying accountant for the Company, Francis & Company, of Marietta, Georgia, notified the Company that it did not wish to be engaged as the Company's certifying accountant for the year ended December 31, 1996. The report of Francis & Company accompanying the Company's financial statements as of and for the years ended December 31, 1995 and December 31, 1994, did not contain an adverse opinion, or a disclaimer of opinion, and was not modified with respect to any uncertainty, audit scope or accounting principles.

On December 9, 1996, the Company engaged Mauldin & Jenkins LLC of Albany, Georgia as its new certifying accountant. The Company did not consult with Mauldin & Jenkins LLC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

The decision of the Company to engage new certifying accountants was approved by its Board of Directors. There were, during the two most recent fiscal years of the Company and for the period of January 1, 1996 through December 8, 1996, no disagreements, whether resolved or unresolved, with Francis & Company with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction would have caused Francis & Company to make reference to the subject matter of the disagreement(s) in connection with its report.

One or more representatives of Mauldin & Jenkins LLC will be present at the Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.


OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
-----------------------------------------------------

The management of the Company knows of no matters other than those above that are to be brought before the Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.


ANNUAL REPORT
-------------

The Annual Report to the Shareholders for 1996 accompanies this Proxy Statement, but is not deemed a part of the proxy soliciting material.

A COPY OF THE 1996 FORM 10-KSB REPORT AS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, GOLDEN ISLES FINANCIAL HOLDINGS, INC., 200 PLANTATION CHASE, ST. SIMONS ISLAND, GEORGIA 31522. SUCH REQUEST MUST SET FORTH A GOOD-FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON MAY 9, 1997. EXHIBITS TO THE FORM 10-KSB WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.


SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING
---------------------------------------------

From time to time the Company's shareholders may present proposals which may be proper subjects for inclusion in the Company's proxy statements for consideration at the Company's Annual Meetings. To be considered for inclusion, shareholder proposals must be submitted on a timely basis. Proposals for the Company's 1997 Annual Meeting must be received by the Company no later than December 31, 1997, and such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

BY ORDER OF THE BOARD OF DIRECTORS


/S/ Jimmy D. Veal
Jimmy D. Veal, Secretary